UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2005 (December 3, 2004)

CNL Income Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-108355	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Ave. Orlando, Florida	32801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

The Forms 8-K of CNL Income Properties, Inc. (the “Company”) dated December 3, 2004 and December 16, 2004, respectively, are hereby amended to include the required pro forma financial information and the financial statements of businesses acquired.

Item 9.01 Financial Statements and Exhibits

Page
(a)	Financial Statements of Businesses Acquired

Intrawest Portfolio Commercial Properties:

	Independent Auditors’ Report	F - 1

	Combined Statement of Revenue and Certain Expenses for the year ended June 30, 2004	F - 2

	Notes to Combined Statement of Revenue and Certain Expenses	F - 3

(b)	Pro Forma Financial Information

CNL Income Properties, Inc. and Subsidiaries:

	Unaudited Pro Forma Consolidated Financial Information	F - 9

	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004	F - 10

	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004	F - 11

	Unaudited Pro Forma Consolidated Statement of Operations for the period August 11, 2003 (Date of Inception) through December 31, 2003	F - 12

	Notes to Unaudited Pro Forma Consolidated Financial Statements for the nine months ended September 30, 2004 and August 11, 2003 (Date of Inception) through December 31, 2003	F - 13

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL INCOME PROPERTIES, INC.

Date: February 18, 2005	By:	/s/ R. Byron Carlock, Jr.
	Name:	R. Byron Carlock, Jr.
	Title:	President

2

Independent Auditors’ Report

The Board of Directors

Intrawest Corporation:

We have audited the accompanying combined statement of revenue and certain expenses (as described in note 1) of the Intrawest Portfolio Commercial Properties (the Properties), for the year ended June 30, 2004. This financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing for CNL Income Properties, Inc., and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the accompanying combined financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses, (described in note 1) of the Intrawest Portfolio Commercial Properties for the year ended June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado

December 16, 2004

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Combined Statement of Revenue and Certain Expenses

Year Ended June 30, 2004

	June 30, 2004	Three Months Ended September 30, 2004
		(Unaudited)
REVENUES:
Rent	$10,003,127	3,118,683
Other revenue	146,296	55,987

Total revenue	10,149,423	3,174,670

CERTAIN EXPENSES:
Home-owner’s Association and Village Company	1,591,323	491,509
Taxes	850,637	211,095
Bad debts	680,517	64,835
Management salaries	664,689	197,455
General operating expenses	503,803	90,963
Promotion and marketing	416,515	181,175
Maintenance	309,054	52,671
Utilities	175,223	55,287

Total expenses	5,191,761	1,344,990

Excess of revenue over certain expenses	$4,957,662	1,829,680

See accompanying notes to combined statement of revenue and certain expenses.

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

June 30, 2004

(1)	Organization and Basis of Presentation

The accompanying combined statement of revenues and certain expenses relates to the operations of commercial resort real estate properties owned by Intrawest Corporation (the Properties).

This statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement includes the operations of the Properties for the twelve-month period ended June 30, 2004. Further, the statement is not representative of the actual operations for the period presented as certain expenses, expected to be incurred in future operations of the Properties, have been excluded. Such items include management fee expense, interest expense, depreciation and amortization expense, and interest income. Except as noted above and with respect to the impacts of changes in occupancy and related-party transactions, management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

The Properties in the portfolio consist of approximately 400,000 (unaudited) square feet of specialty retail, food and beverage, and office units within the following resort villages (all are unaudited):

Resort Village	Location	Description of properties[1]	Leasable Square feet[2]
The Village at Blue Mountain	Ontario	23 units in 6 buildings	38,000
The Village at Copper	Colorado	48 units in 17 buildings	95,000
The Village at Mammoth	California	32 units in 4 buildings	57,000
Baytowne Wharf	Florida	31 units in 19 buildings	56,000
The Village at Snowshoe	West Virginia	21 units in 4 buildings	39,000
The Village at Stratton	Vermont	23 units in 11 buildings	46,000
Whistler Creekside	British Columbia	26 units in 8 buildings	69,000

[1]	This description is not intended to provide a legal description of the real estate, and is only intended to be a general description of the property.
[2]	The leasable square footage is approximate and is presented as of June 30, 2004.

(2)	Summary of Significant Accounting Policies

(a)	Revenue Recognition

The Properties lease space to tenants, including Intrawest Corporation (Intrawest), for which such tenants are charged minimum rent that is recognized on a straight-line basis over the terms of the respective leases.

The amount charged as base rent for third-party tenants and related-party tenants in these properties, per the related lease agreements, was $3,106,436 and $1,420,454, respectively, and is included in rent revenue. In addition, third-party and related-party rental income of $1,408,622 and $132,293, respectively, is included in rent revenue to reflect revenue on a straight-line basis, in accordance with SFAS No. 13, Accounting for Leases. Management of the Properties believes such rental revenues will be realized.

Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred. The amount charged or chargeable as recoveries for third-party tenants and related-party tenants in these properties, was $1,971,580 and $690,064, respectively, and is included in rent revenue.

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

June 30, 2004

Certain leases require a percentage rent payment in addition to the minimum rent, if the tenant’s monthly sales are in excess of the established breakpoint. The amount charged as percentage rent for third-party tenants and related-party tenants in these properties, per the related lease agreements, was $950,433 and $376,679, respectively, and is included in rent revenue.

Intrawest occupies space at the Properties for which no lease agreements are in place, thus no revenue is included in the combined statement of revenue and certain expenses, nor future rental commitments disclosed in note 3. Such space, which approximates 72,000 square feet at June 30, 2004 (unaudited), is anticipated to be leased by Intrawest once the properties are sold to CNL Income Properties, Inc., as disclosed in note 5. Had such space been leased for the year ended June 30, 2004, management estimates that revenue for such space, assuming comparable lease rates, would have approximated $1,300,000 (unaudited).

(b)	Related Party Transactions and Expense Allocations

Intrawest, through various subsidiaries and affiliates, occupies approximately 38% at June 30, 2004 (unaudited) in the aggregate of the total gross leasable space of the portfolio. Such space is used primarily for offices and activity-related retail stores. See note 2 (a) for related revenue amounts.

Management salaries as well as certain expenses of insignificant amounts are incurred by Intrawest and allocated to the individual properties based on various allocation methods.

(c)	Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statement of revenues and certain expenses and accompanying notes. Such estimates include bad debt expense, deferred rent, taxes, and related-party expense allocations. Actual results could differ from those estimates.

(d)	Interim Period Statement (unaudited)

The interim combined statement of revenue and certain expenses for the three-month period ended September 30, 2004, have been prepared without audit. Certain information and footnote disclosures included in the combined statement of revenue and certain expenses presented in accordance with U.S. generally accepted accounting principles have been condensed or omitted. Management believes the disclosures are adequate to make the interim financial information presented not misleading.

Revenue for third-party tenants and related-party tenants in these properties was $2,228,129 (unaudited) and $946,541 (unaudited), respectively.

In the opinion of management, the unaudited interim information for the three-month period ended September 30, 2004, included herein contains all adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three month period ended September 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year.

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

June 30, 2004

(3)	Leasing Activities

The Properties’ revenue is obtained from tenant rental payments as provided for under noncancelable operating leases with tenants requiring monthly payments of specified minimum rent and certain operating cost recoveries.

Future minimum rental commitments under the noncancelable operating leases at June 30, 2004 are as follows:

	Related-party	Third-party	Total
Year-ending June 30:
2005	$2,409,000	3,914,000	6,323,000
2006	2,200,000	4,411,000	6,611,000
2007	1,450,000	4,537,000	5,987,000
2008	771,000	3,701,000	4,472,000
2009	336,000	2,597,000	2,933,000
Thereafter	441,000	10,696,000	11,137,000

	$7,607,000	29,856,000	37,463,000

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

June 30, 2004

(4)	Combined Statement

The combined statement of revenue and certain expenses for the properties included in the portfolio include The Village at Blue Mountain and Whistler Creekside (Canadian Properties) and five U.S. resort village properties: The Village at Copper, The Village at Mammoth, Baytowne Wharf, The Village at Snowshoe, and The Village at Stratton (U.S. Properties). The following schedules provide the detail, by country, of this combination.

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Combining Schedule of Revenues and Certain Expenses

Year ended June 30, 2004

	Canadian Properties June 30, 2004	U.S. Properties June 30, 2004	Combined Properties June 30, 2004
Revenues:
Rent	$1,872,732	8,130,395	10,003,127
Other revenue	67,332	78,964	146,296

Total revenue	1,940,064	8,209,359	10,149,423

Certain expenses:
Home-owner’s Association and Village Company	258,187	1,333,136	1,591,323
Taxes	330,432	520,205	850,637
Bad debts	—	680,517	680,517
Management salaries	46,398	618,291	664,689
General operating expenses	168,442	335,361	503,803
Promotion and marketing	61,623	354,892	416,515
Maintenance	99,714	209,340	309,054
Utilities	92,083	83,140	175,223

Total expenses	1,056,879	4,134,882	5,191,761

Excess of revenue over certain expenses	$883,185	4,074,477	4,957,662

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

June 30, 2004

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Combining Schedule of Revenues and Certain Expenses

Three months ended September 30, 2004

	Canadian Properties September 30, 2004	U.S. Properties September 30, 2004	Combined Properties September 30, 2004
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Rent	$785,275	2,333,408	3,118,683
Other revenue	35,972	20,015	55,987

Total revenue	821,247	2,353,423	3,174,670

Certain expenses:
Home-owner’s Association and Village Company	98,749	392,760	491,509
Taxes	74,421	136,674	211,095
Bad debts	—	64,835	64,835
Management salaries	13,226	184,229	197,455
General operating expenses	32,025	58,938	90,963
Promotion and marketing	18,335	162,840	181,175
Maintenance	9,051	43,620	52,671
Utilities	19,140	36,147	55,287

Total expenses	264,947	1,080,043	1,344,990

Excess of revenue over certain expenses	$556,300	1,273,380	1,829,680

(5)	Subsequent Events

On December 3, 2004, Intrawest executed a series of agreements with CNL Income Properties, Inc. (CNL) whereby CNL acquired an interest in the Canadian Properties. In order to facilitate the acquisition of the Canadian Properties and satisfy certain legal, tax and lender requirements, U.S. Canadian Property Trust Alpha (Trust Alpha), a wholly owned subsidiary of CNL, was formed. Trust Alpha acquired the Canadian Properties for an aggregate cost of approximately $30,281,000, excluding certain transaction costs. In order to provide a portion of the funds required for Trust Alpha’s acquisition of the Canadian Properties, Intrawest made a mezzanine loan to Trust Alpha in the amount of $2,280,000.

At the closing of the Canadian Properties, Intrawest entered into new leases for certain commercial space in the Canadian Properties that is occupied by Intrawest or its affiliates. The new leases have terms of 15 or 20 years, with four 5-year renewal options and annual base rents approximating market rates. In addition, Intrawest executed interim lease agreements for all vacant space for a term of not less than 48 months with minimum base rent at market rates. The interim leases will remain in effect for a maximum of ten years or until stable third-party tenants are in place. Intrawest is also providing a full recourse indemnity guaranteeing all existing leases made to Intrawest or any of its affiliates for the term of each of those respective leases.

INTRAWEST PORTFOLIO COMMERCIAL PROPERTIES

Notes to Combined Statement of Revenues and Certain Expenses

June 30, 2004

On December 16, 2004, CNL Retail Village Partnership, LP (the Partnership) in which CNL holds an 80% ownership interest and Intrawest holds a 20% ownership interest, acquired the U.S. Properties for an aggregated cost of $80,558,000, excluding certain transaction costs. Immediately following the purchase, the Partnership conveyed each of the U.S. Properties to a separate special purpose subsidiary wholly owned by the Partnership. Each of the Subsidiaries are Delaware limited partnerships formed for the purpose of owning the U.S. Properties (the Subsidiary Owners).

The acquisition of the U.S. Properties was partially financed with a bridge loan from Intrawest Resort Finance, Inc. (a related party of Intrawest) in the principal amount of $45,000,000 (the Loan). The Loan is evidenced primarily by a promissory note and loan agreement made by the Partnership and the Subsidiary Owners. The Loan is secured by the Subsidiary Owners’ interests in the U.S. Properties as well as an assignment of rental income for those properties.

At the closing of the U.S. Properties, Intrawest entered into new leases for certain commercial space in the U.S. Properties that is occupied by Intrawest or its affiliates. The new leases have terms of 15 or 20 years, with four 5-year renewal options and annual base rents approximating market rates. In addition, Intrawest executed interim lease agreements with the Subsidiary Owners for all vacant space at each resort village. Under the interim leases, Intrawest will make payments of minimum base rents approximating market rates for a term of four years. Intrawest also executed a full recourse indemnity guaranteeing the payment of contractual rents for all existing leases made to Intrawest or any of its affiliates for the term of each of those respective leases.

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

On December 3, 2004, CNL Income Properties, Inc. (the “Company”) acquired from Intrawest Corporation and certain of its affiliates (“Intrawest”), through a trust wholly-owned by the Company (the “Trust”), an interest in certain retail and commercial real estate at two resort villages: the Village at Blue Mountain located in Ontario, Canada and Whistler Creekside, located in British Columbia, Canada (the “Canadian Properties”), for approximately $30,281,000, excluding transaction costs. The Company also entered into an agreement to acquire an 80% interest (a .01% general partnership interest and a 79.99% limited partnership interest) in CNL Village Retail Partnership, LP (the “Partnership”), with the remaining interest being held by Intrawest. Although the Trust is wholly owned by the Company, the Company’s interest in the Canadian Properties is subject to the terms of the Partnership agreement. The allocation of profits and losses, and the calculation of distribution payments to the partners of the Partnership are dependent, in part, upon the cash flows of the Canadian Properties.

On December 16, 2004, the Partnership acquired certain retail and commercial real estate at five additional resort villages: the Village at Copper Mountain, Colorado; the Village at Mammoth Mountain, California; the Village at Baytowne Wharf, Florida; the Village at Snowshoe Mountain, West Virginia; and the Village at Stratton, Vermont (the “U.S. Properties”). The U.S. Properties were acquired by the Partnership from Intrawest for an aggregate purchase price of $80,558,000, excluding transaction costs. The Canadian Properties and the U.S. Properties, collectively, make up the Intrawest Portfolio Commercial Properties (the “Intrawest Properties”), and consist of approximately 400,000 square feet of rentable space.

The Partnership and Trust were evaluated in accordance with FASB Interpretation No. 46 (revised December 2003) Consolidation of Variable Interest Entities, an interpretation of ARB No. 51, and both were determined to be variable interest entities in which the Company is not the primary beneficiary. Accordingly, the Company has accounted for its interests in the Partnership and Trust on the equity method of accounting.

The following Unaudited Pro Forma Consolidated Balance Sheet of the Company is presented as if the acquisitions of the Intrawest Properties had occurred on September 30, 2004.

The Unaudited Pro Forma Consolidated Statements of Operations are presented for the nine months ended September 30, 2004 and the period August 11, 2003 (Date of Inception) through December 31, 2003 (the “Pro Forma Periods”), and include certain pro forma adjustments to illustrate the estimated effect of the transactions as if they had occurred at the beginning of the Pro Forma Periods presented. The Company was formed on August 11, 2003 and had no historical operations for the year ended December 31, 2003.

This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or condition if the various events and transactions reflected herein had occurred on the dates or been in effect during the periods indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results or conditions in the future.

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

	Historical (a)	Pro Forma Adjustments		Pro Forma
Assets

Cash	$31,294,664	$3,903,388	(b)	$—
		(35,198,052	)(c)
Prepaid expenses	109,044	—		109,044
Deferred offering costs	5,316,895	—		5,316,895
Deposits	6,590,000	(6,500,000	)(c)	90,000
Investment in partnership and trust	—	41,698,052	(c)	41,698,052
Other assets	2,133,093	(1,866,173	)(c)	266,920

	$45,443,696	$2,037,215		$47,480,911

Liabilities and Stockholders’ Equity

Liabilities:
Note payable to affiliate	$470,512	$—		$470,512
Due to related parties	9,402,949	(1,866,173	)(c)	7,536,776
Accounts payable and accrued expenses	1,008,739	—		1,008,739
Distributions payable	176,261	—		176,261

Total liabilities	11,058,461	(1,866,173)		9,192,288

Commitments and contingencies

Stockholders’ equity:
Preferred stock $.01 par value per share 200 million shares authorized and unissued	—
Excess shares, $.01 par value per share 120 million shares authorized and unissued	—
Common stock, $.01 par value per share One billion shares authorized, 4,140,826 shares issued and outstanding	41,408	4,289	(b)	45,697
Capital in excess of par value	35,825,722	3,899,099	(b)	39,724,821
Accumulated distributions in excess of net earnings	(1,481,895)	—		(1,481,895)

Total stockholders’ equity	34,385,235	3,903,388		38,288,623

	$45,443,696	$2,037,215		$47,480,911

See accompanying notes to unaudited pro forma consolidated financial statements.

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2004

	Historical (1)	Pro Forma Adjustments		Pro Forma
Revenues:
Interest income	$90,344	$—		$90,344

Expenses:
General and administrative	904,115	—		904,115
Organization costs	21,351	—		21,351

	925,466	—		925,466

Loss before equity in earnings of partnership and trust	(835,122)	—		(835,122)

Equity in earnings of partnership and trust	—	3,356,351		3,356,351

Net earnings (loss)	$(835,122)	3,356,351	(2)	2,521,229

Net earnings (loss) per share of common stock (basic and diluted)	$(0.41)			$.55

Weighted average number of shares of common stock outstanding (basic and diluted)	2,017,035		(3)	4,569,744

See accompanying notes to unaudited pro forma consolidated financial statements

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

AUGUST 11, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2003

	Historical (1)	Pro Forma Adjustments		Pro Forma
Revenues	$—	$—		$—

Expenses:
Interest and loan cost amortization	—	—		—
Property operating	—	—		—

Advisor asset management fees	—	—		—
Depreciation and amortization	—	—		—

	—	—		—

Income before equity in earnings of partnership and trust	—	—		—

Equity in earnings of partnership and trust	—	1,702,322	(2)	1,702,322

Net earnings	$—	$1,702,322		$1,702,322

Net earnings per share of common stock (basic and diluted)	$—			$0.37

Weighted average number of shares of common stock outstanding (basic and diluted)	—		(3)	4,569,744

See accompanying notes to unaudited pro forma consolidated financial statements

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS FOR

THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND

AUGUST 11, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2003

Unaudited Pro Forma Consolidated Balance Sheet:

(a)	Reflects the Company’s historical balance sheet as of September 30, 2004.

(b)	Represents the receipt of $4,289,437 in additional gross offering proceeds from the sale of 428,943 shares and the payment of related selling commissions of $278,813 (6.5% of gross proceeds) and marketing support fees of $107,236 (2.5% of gross proceeds), both of which have been netted against stockholders’ equity. The additional offering proceeds have been limited to approximate the amount of proceeds necessary to acquire the Company’s equity interest in the Partnership and Trust, as described in Note (c), and were actually received by the Company subsequent to September 30, 2004.

(c)	Represents the acquisition of the Company’s interest in the Partnership and Trust for a total investment of $41,698,052. The investment includes $35,198,052 cash paid at closing, the application of a $6,500,000 deposit paid prior to September 30, 2004, and the reclassification of certain acquisition fees and costs of $1,866,173 that were incurred and capitalized prior to September 30, 2004 and subsequently paid to affiliates.

Unaudited Pro Forma Consolidated Statements of Operations:

(1)	Represents the Company’s historical operating results for the respective Pro Forma Period being presented.

(2)	The Partnership agreement provides for allocations of income, losses and cash flows in varying amounts based on certain factors including performance. Accordingly, the Company has reflected its equity in earnings of the Partnership and Trust for the respective Pro Forma Period presented under the hypothetical liquidation at book value method of accounting. In the event of liquidation of the Partnership, the Company receives 100% of proceeds until it achieves a stated return on its invested capital, as defined in the Partnership agreement. Pursuant to the Partnership agreement, the Company also receives an annual preferred return on its investment senior to Intrawest. The following operating results of the Intrawest Properties are presented as if the investment had been made as of the beginning of each of the following periods:

	Pro Forma Period ended
	September 30, 2004	December 31, 2003
Revenues in excess of certain expenses	$5,283,228	$2,434,267
Pro forma adjustments:
Depreciation and amortization (a)	(4,374,095)	(2,268,937)
Property management fee (b)	(363,799)	(175,886)
Asset management fee (c)	(665,033)	(344,967)
Interest expense (d)	(2,995,407)	(1,553,782)

Pro forma loss of Intrawest Properties held in Partnership and Trust	$(3,115,106)	$(1,909,305)

a.	Reflects depreciation and amortization of the depreciable or amortizable assets and liabilities of the Intrawest Properties using the straight-line method over their estimated useful lives as follows:

	Pro Forma Period ended
	September 30, 2004	December 31, 2003
Buildings	$1,929,505	$1,000,876
Tenant improvements	1,721,087	892,765
Lease intangible	712,132	369,398
Intangible purchase option	11,371	5,898

	$4,374,095	$2,268,937

CNL INCOME PROPERTIES, INC.

AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED

FINANCIAL STATEMENTS FOR

THE NINE MONTHS ENDED SEPTEMBER 30, 2004 AND

AUGUST 11, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2003

The buildings are depreciated over useful lives of 39 years. The tenant improvements are depreciated over the remaining terms of the related leases. Lease intangible costs associated with having in-place leases at the date of acquisition are amortized on a straight-line basis over the remaining terms of the acquired leases. In addition, an option to purchase additional future commercial space is being amortized over the option period of twenty years.

b.	Reflects the property management fees associated with the current management of the Intrawest Properties by Intrawest. Intrawest will receive 4% of annual gross rental revenues, as defined in the property management agreement.

c.	Reflects asset management fees associated with the Intrawest Properties. The asset is managed by the Company’s advisor for an annual asset management fee of 1% of the Company’s pro-rata share of the asset value.

d.	Represents interest expense under mortgage loans, to which the Intrawest Properties are subject, with the following terms:

Mortgage Loan	Original Amount	Interest Rate	Nine Months Ended September 30, 2004	Period Ended December 31, 2003
Congress Financial	$22,270,596	5.83%, interest only for first two years.	$973,782	$505,122

Intrawest Resort Finance, Inc.	45,000,000	5.99% with scheduled increases from January through November, 2006 totaling an additional 1.25%. On November 20, 2006 the interest rate converts to a floating rate of LIBOR plus 7.5% until the maturity date on December 31, 2006.	2,021,625	1,048,660

Under the hypothetical liquidation at book value method, the Company would recognize income in each period equal to its preferred return on its unrecovered investment basis, as defined in the Partnership agreement. The Company’s preferred return of 11.25% for the nine months ended September 30, 2004 totaled approximately $3,356,351 and its 11.00% return for the period ended December 31, 2003 totaled approximately $1,702,322, as calculated on a pro-rata basis.

(3)	Historical earnings per share were calculated based upon the actual weighted average number of shares of common stock outstanding during the respective Pro Forma Periods presented. The pro forma earnings per share were calculated assuming that proceeds from the sale of additional shares were sufficient to fund the acquisition of the Intrawest Properties and that those shares of common stock were outstanding for the entire Pro Forma Periods presented.